Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick
October 16, 2019	(703) 481-4567

MainStreet Bancshares, Inc. Reports Record Third Quarter Earnings

Fairfax, Virginia – October 16, 2019 - MainStreet Bancshares, Inc. (Nasdaq: MNSB) reported record net income of $3.7 million for the third quarter of 2019, or $0.45 per share of common stock.  Net income for the nine months ending September 30, 2019 was $10.4 million, or $1.26 per share of common stock.

The Company produced a 1.20% return on average assets and 10.88% return on average equity for the nine months ended September 30, 2019, compared to a 0.82% return on average assets and a 9.46% return on average equity for the nine months ended September 30, 2018.

Net interest income was $29.2 million for the nine months ending September 30, 2019, up 31% from the nine months ending September 30, 2018.  Noninterest income of $3.7 million for the nine months ending September 30, 2019 was more than double the amount from the nine months ending September 30, 2018.  The increase is due to an increase in deposit account fees, interest rate swap fees related to loan transactions, and gains recorded for the sale of the guaranteed portion of Small Business Administration (“SBA”) loans.  We anticipate that these sources should continue in a similar manner going forward.

Loan loss provisions of $1.3 million for the nine months ending September 30, 2019 are down 52% from the nine months ending September 30, 2018. The decrease in loan loss provisions is consistent with the Company’s strategic decision to moderate loan growth for 2019.

Total assets were $1.2 billion at September 30, 2019, as compared to $1.1 billion at September 30, 2018, an increase of 17%. Net loans at September 30, 2019 total $992.6 million against net loans outstanding at September 30, 2018 of $850.8 million, an increase of 17%.  Asset quality remains solid with non-performing assets to total assets at 0.10% as of September 30, 2019, down from 0.18% as of September 30, 2018. Capital levels for the Company remain strong.

Non-interest-bearing deposits increased to $218.1 million as of September 30, 2019, a 14% increase from September 30, 2018.  Non-interest-bearing deposits represent 20% of total deposits at September 30, 2019.  Total deposits as of September 30, 2019 were $1.1 billion an increase of $174.7 million from September 30, 2018.

As of September 30, 2019, the Company’s tangible book value per share was $16.13, up 10% from $14.61 as of September 30, 2018.  According to Nasdaq, there were 10,012 trades during the quarter totaling 722,531 shares traded. The closing share price was $21.05, or 131% of book value. The market cap was $173.9 million as of September 30, 2019.

QUOTES: “Even though there is an undercurrent of economic uncertainty, the Washington D.C. Market remains vibrant,” says Chris Brockett, President of MainStreet Bancshares, Inc. and MainStreet Bank. “Our team of Lenders and Business Bankers are very active in the community and are working diligently to build strong and lasting business and financial relationships.”

“Our focus has been to improve earnings and continue with good balance sheet growth,” says Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank. “Our profitability is trending nicely and balance sheet growth through the third quarter is at 12%. We are making consistent progress growing low-cost and total core deposits.”

ABOUT MAINSTREET BANK:  MainStreet operates six branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg and Clarendon.  A seventh branch on 1130 Connecticut Avenue in Washington, D.C. will open in the fourth quarter of 2019.

MainStreet has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in well over 1,000 businesses in the metropolitan area.

MainStreet has a full complement of payment system services for third party payment providers.  MainStreet has a nationally known market leader and a highly experienced team ready to help payment providers create a solution perfect for their needs.

MainStreet has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From mobile banking and Apple Pay to instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve its customer experience.

MainStreet Bank was the first community bank in the Washington, D.C. metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(Unaudited)

(In thousands, except share data)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
ASSETS
Cash and cash equivalents
Cash and due from banks	$52,580	$44,976	$29,741	$27,886	$38,634
Federal funds sold	19,432	19,835	30,034	30,190	21,739
Total cash and cash equivalents	72,012	64,811	59,775	58,076	60,373
Investment securities available for sale, at fair value	88,198	60,079	69,308	55,979	79,489
Investment securities held to maturity, at carrying value	24,410	24,946	25,487	26,178	26,221
Restricted equity securities, at cost	4,882	5,307	5,732	5,894	4,209
Loans, net of allowance for loan losses of $9,370, $9,185, $9,189, $8,831, and $8,327, respectively	992,609	983,574	943,735	917,125	850,822
Premises and equipment, net	14,109	14,208	14,226	14,222	14,414
Other real estate owned, net	1,207	1,207	—	—	—
Accrued interest and other receivables	5,373	5,681	5,644	5,148	4,919
Bank owned life insurance	19,381	14,275	14,169	14,064	13,957
Other assets	12,095	10,676	8,005	3,927	2,577
Total Assets	$1,234,276	$1,184,764	$1,146,081	$1,100,613	$1,056,981
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$218,087	$201,405	$193,744	$211,749	$191,986
Interest-bearing DDA deposits	54,438	65,117	59,639	60,588	59,295
Savings and NOW deposits	63,746	61,945	61,537	51,371	52,602
Money market deposits	125,716	115,641	147,655	138,153	109,498
Time deposits	602,577	567,023	504,252	458,276	476,511
Total deposits	1,064,564	1,011,131	966,827	920,137	889,892
Federal Home Loan Bank advances and other borrowings	10,000	20,000	30,000	40,000	30,000
Subordinated debt	14,798	14,791	14,783	14,776	14,769
Other liabilities	11,697	9,806	9,488	4,449	2,785
Total Liabilities	1,101,059	1,055,728	1,021,098	979,362	937,446
Stockholders’ Equity:
Common stock, par value $4 per share, authorized 10,000,000 shares; issued and outstanding, 8,260,259 shares at September 30, 2019 including 160,961 unvested shares, 8,250,259 shares at June 30, 2019 including 153,586 unvested shares, 8,249,759 at March 31, 2019 including 153,086 unvested shares, 8,177,978 shares at December 31, 2018 including 133,869 unvested shares, 8,179,871 shares at September 30, 2018 including 142,457 unvested shares.	32,397	32,387	32,387	32,177	32,177
Capital surplus	74,860	74,609	74,353	74,256	76,427
Retained earnings	25,535	21,826	18,395	15,185	11,371
Accumulated other comprehensive gain (loss)	425	214	(152)	(367)	(440)
Total Stockholders’ Equity	133,217	129,036	124,983	121,251	119,535
Total Liabilities and Stockholders’ Equity	$1,234,276	$1,184,764	$1,146,081	$1,100,613	$1,056,981

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(Unaudited)

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
INTEREST INCOME:
Interest and fees on loans	$40,985	$29,026	$14,192	$13,877	$12,916	$12,244	$11,061
Interest on investment securities	1,668	1,089	497	615	556	381	341
Interest on federal funds sold	1,132	638	412	375	345	457	423
Total interest income	43,785	30,753	15,101	14,867	13,817	13,082	11,825
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	803	629	275	283	245	269	245
Interest on savings and NOW deposits	218	174	71	74	73	77	65
Interest on money market deposits	1,889	1,109	539	587	763	598	432
Interest on time deposits	10,466	5,283	3,900	3,635	2,931	2,784	2,677
Interest on Federal Home Loan Bank advances and other borrowings	457	589	76	162	219	188	199
Interest on subordinated debt	723	722	244	241	238	244	243
Total interest expense	14,556	8,506	5,105	4,982	4,469	4,160	3,861
Net interest income	29,229	22,247	9,996	9,885	9,348	8,922	7,964
Provision for loan losses	1,260	2,630	185	750	325	496	600
Net interest income after provision for loan losses	27,969	19,617	9,811	9,135	9,023	8,426	7,364
NON-INTEREST INCOME:
Deposit account service charges	1,208	792	392	446	370	311	320
Bank owned life insurance income	317	320	106	106	105	107	105
Loan swap fee income	878	—	407	181	290	713	—
Net gain on available-for-sale securities	5	—	—	5	—	—	—
Net gains on sale of loans	566	—	303	263	—	—	—
Other fee income	730	665	228	340	161	331	261
Total other income	3,704	1,777	1,436	1,341	926	1,462	686
NON-INTEREST EXPENSES:
Salaries and employee benefits	11,597	8,578	3,890	3,847	3,860	3,267	3,018
Furniture and equipment expenses	1,271	1,325	451	435	385	534	493
Advertising and marketing	531	468	235	191	105	146	171
Occupancy expenses	644	515	214	217	213	220	206
Outside services	694	675	306	161	227	164	239
Administrative expenses	533	434	190	176	167	142	161
Other operating expenses	3,404	2,611	1,203	1,150	1,051	900	872
Total other expenses	18,674	14,606	6,489	6,177	6,008	5,373	5,160
INCOME BEFORE INCOME TAXES	12,999	6,788	4,758	4,299	3,941	4,515	2,890
Income tax expense	2,612	1,248	1,049	868	694	846	539
NET INCOME	$10,387	$5,540	$3,709	$3,431	$3,247	$3,669	$2,351
Net income per common share, basic and diluted (1)	$1.26	$0.90	$0.45	$0.42	$0.39	$0.45	$0.35
Weighted average number of shares, basic and diluted (1)	8,248,284	6,131,987	8,251,672	8,250,210	8,242,873	8,178,888	6,788,868

(1)	Amounts for all periods reflect the effect of the 5% stock dividend on April 30, 2018.

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(Unaudited)

(In thousands)

	September 30, 2019		June 30, 2019		September 30, 2018		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$207,441	20.7%	$203,873	20.5%	$162,233	18.9%	1.8%	27.9%
Residential real estate loans	162,801	16.2%	158,406	15.9%	124,906	14.5%	2.8%	30.3%
Commercial real estate loans	434,735	43.3%	425,862	42.8%	343,923	40.0%	2.1%	26.4%
Commercial industrial loans	115,902	11.5%	117,905	11.9%	125,011	14.5%	-1.7%	-7.3%
Consumer loans	83,013	8.3%	88,421	8.9%	104,067	12.1%	-6.1%	-20.2%
Total Gross Loans	$1,003,892	100.0%	$994,467	100.0%	$860,140	100.0%	0.9%	16.7%
Less: Allowance for loan losses	(9,370)		(9,185)		(8,327)
Net deferred loan fees	(1,913)		(1,708)		(991)
Net Loans	$992,609		$983,574		$850,822
DEPOSITS:
Non-interest bearing demand deposits	$218,087	20.5%	$201,405	19.9%	$191,986	21.6%	8.3%	13.6%
Interest-bearing demand deposits:
Demand deposits	54,438	5.1%	65,117	6.5%	59,295	6.7%	-16.4%	-8.2%
Savings and NOW deposits	63,746	6.0%	61,945	6.1%	52,602	5.9%	2.9%	21.2%
Money market accounts	125,716	11.8%	115,641	11.4%	109,498	12.3%	8.7%	14.8%
Certificates of deposit $250,000 or more	119,214	11.2%	222,292	22.0%	379,355	42.6%	-46.4%	-68.6%
Certificates of deposit less than $250,000	483,363	45.4%	344,731	34.1%	97,156	10.9%	40.2%	397.5%
Total Deposits	$1,064,564	100.0%	$1,011,131	100.0%	$889,892	100.0%	5.3%	19.6%
BORROWINGS:
Federal Home Loan Bank advances	10,000	40.3%	20,000	57.5%	30,000	67.0%	-50.0%	-66.7%
Subordinated debt	14,798	59.7%	14,791	42.5%	14,769	33.0%	0.0%	0.2%
Total Borrowings	$24,798	100.0%	$34,791	100.0%	$44,769	100.0%	-28.7%	-44.6%
Total Deposits and Borrowings	$1,089,362		$1,045,922		$934,661		4.2%	16.6%

Core customer funding sources (1)	$655,631	60.2%	$605,484	57.9%	$569,842	61.0%	8.3%	15.1%
Brokered and listing service sources (2)	408,933	37.5%	405,647	38.8%	320,050	34.2%	0.8%	27.8%
Federal Home Loan Bank advances	10,000	0.9%	20,000	1.9%	30,000	3.2%	-50.0%	-66.7%
Subordinated debt (3)	14,798	1.4%	14,791	1.4%	14,769	1.6%	0.0%	0.2%
Total Funding Sources	$1,089,362	100.0%	$1,045,922	100.0%	$934,661	100.0%	4.2%	16.6%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(In thousands)

	For the three months ended September 30, 2019			For the three months ended September 30, 2018
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)	$996,777	$14,192	5.70%	$842,558	$11,061	5.25%
Investment securities	71,182	497	2.79%	55,152	341	2.47%
Federal funds and interest-bearing deposits	82,056	412	2.01%	97,021	423	1.74%
Total interest earning assets	$1,150,015	$15,101	5.25%	$994,731	$11,825	4.76%
Other assets	43,524			37,623
Total assets	$1,193,539			$1,032,354
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$58,510	$275	1.88%	$61,440	$245	1.60%
Money market deposit accounts	117,717	539	1.83%	113,054	432	1.53%
Savings and NOW deposits	62,975	71	0.45%	51,893	65	0.50%
Time deposits	587,537	3,900	2.66%	478,164	2,677	2.24%
Total interest-bearing deposits	$826,739	$4,785	2.32%	$704,551	$3,419	1.94%
Subordinated debt	14,795	244	6.60%	14,766	243	6.58%
FHLB borrowings	11,522	76	2.64%	34,376	199	2.32%
Total interest-bearing liabilities	$853,056	$5,105	2.39%	$753,693	$3,861	2.05%
Demand deposits and other liabilities	209,125			186,559
Total liabilities	$1,062,181			$940,252
Stockholders’ Equity	131,358			92,102
Total Liabilities and Stockholders’ Equity	$1,193,539			$1,032,354
Interest Rate Spread			2.86%			2.71%
Net Interest Income and Margin		$9,996	3.48%		$7,964	3.20%

(1)	Includes loans classified as non-accrual.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(In thousands)

	For the nine months ended September 30, 2019			For the nine months ended September 30, 2018
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)	$970,708	$40,985	5.63%	$762,031	$29,026	5.08%
Investment securities	71,069	1,668	3.13%	55,235	1,089	2.63%
Federal funds and interest-bearing deposits	72,011	1,132	2.10%	51,884	638	1.64%
Total interest earning assets	$1,113,788	$43,785	5.24%	$869,150	$30,753	4.72%
Other assets	41,883			36,885
Total assets	$1,155,671			$906,035
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$57,517	$803	1.86%	$63,395	$629	1.32%
Money market deposit accounts	128,122	1,889	1.97%	104,365	1,109	1.42%
Savings and NOW deposits	61,418	218	0.47%	49,923	174	0.46%
Time deposits	535,083	10,466	2.61%	377,376	5,283	1.87%
Total interest-bearing deposits	$782,140	$13,376	2.28%	$595,059	$7,195	1.61%
Federal funds and repos purchased	46	—	0.00%	609	12	2.63%
Subordinated debt	14,788	723	6.52%	14,759	722	6.52%
FHLB borrowings	23,114	457	2.64%	41,810	577	1.84%
Total interest-bearing liabilities	$820,088	$14,556	2.37%	$652,237	$8,506	1.74%
Demand deposits and other liabilities	208,328			175,916
Total liabilities	$1,028,416			$828,153
Stockholders’ Equity	127,255			77,882
Total Liabilities and Stockholders’ Equity	$1,155,671			$906,035
Interest Rate Spread			2.87%			2.98%
Net Interest Income and Margin		$29,229	3.50%		$22,247	3.41%

(1)	Includes loans classified as non-accrual.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Per share Data and Shares Outstanding (1)
Earnings per share – (basic and diluted)	$0.45	$0.35	$1.26	$0.90
Tangible book value per share	$16.13	$14.61	$16.13	$14.61
Weighted average common shares (basic and diluted)	8,251,672	6,788,868	8,248,284	6,131,987
Common shares outstanding at end of period	8,260,259	8,179,871	8,260,259	8,179,871
Performance Ratios
Return on average assets (annualized)	1.24%	0.91%	1.20%	0.82%
Return on average equity (annualized)	11.29%	10.21%	10.88%	9.46%
Yield on earning assets (annualized)	5.25%	4.76%	5.24%	4.72%
Cost of interest bearing liabilities (annualized)	2.39%	2.05%	2.37%	1.74%
Net interest spread	2.86%	2.71%	2.87%	2.98%
Net interest margin (annualized)	3.48%	3.20%	3.50%	3.41%
Noninterest income as a percentage of average assets (annualized)	0.48%	0.27%	0.43%	0.26%
Noninterest expense to average assets (annualized)	2.17%	2.00%	2.15%	2.15%
Efficiency ratio	56.76%	59.65%	56.70%	60.79%
Asset Quality
Loans 30-89 days past due to total gross loans	0.01%	0.01%	0.01%	0.01%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.00%	0.23%	0.00%	0.23%
Non-performing assets	$1,220	$1,939	$1,220	$1,939
Non-performing assets to total assets	0.10%	0.18%	0.10%	0.18%
Allowance for loan losses to total gross loans	0.94%	0.97%	0.94%	0.97%
Allowance for loan losses to non-performing loans	720.77	4.29	720.77	4.29
Net loan charge-offs (recoveries)	$—	$4	$721	$8
Net charge-offs to average loans (annualized)	0.00%	0.00%	0.10%	0.00%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$1,488	$1,521	$1,488	$1,521
Not performing in accordance with modified terms	$—	$1,939	$—	$1,939
Regulatory Capital Ratios (Bank only) (2)
Total risk-based capital ratio	13.60%	14.58%	13.60%	14.58%
Tier 1 risk-based capital ratio	12.77%	13.70%	12.77%	13.70%
Leverage ratio	12.52%	12.57%	12.52%	12.57%
Common equity tier 1 ratio	12.77%	13.70%	12.77%	13.70%
Other information
Closing stock price	$21.05	$20.95	$21.05	$20.95
Tangible equity / tangible assets	10.79%	11.31%	10.79%	11.31%
Average tangible equity / average tangible assets	11.01%	8.92%	11.01%	8.62%
Number of full time equivalent employees	118	105	118	105
# Full service branch offices	6	6	6	6

(1)	Amounts for all periods presented are adjusted to reflect a 5% stock dividend effective April 30, 2018
(2)	Regulatory capital ratios as of September 30, 2019 are preliminary.